Exhibit 32.2

Certification of the Chief Financial Officer Pursuant to 18 U. S. C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Wesley S. McDonald, Chief Financial Officer of Kohl’s Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge, on the date of this Certification:

1.	This Annual Report on Form 10-K/A of the Company for the annual period ended January 29, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2011

/s/ Wesley S. McDonald
Wesley S. McDonald
Chief Financial Officer